SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934



         Date of Report (Date of earliest event reported): JUNE 18, 1996
                                                           -------------


                            FOCUS ENHANCEMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



  DELAWARE                                      1-11860               04-3186320
  --------                                      -------               ----------

(State or other jurisdiction of incorporation) (Commission         (IRS Employer
                                               File Number)       Identification
                                                                         Number)





         800 WEST CUMMINGS PARK, SUITE 4500, WOBURN, MASSACHUSETTS 01801
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including Area Code:(617) 938-8088
                                                           --------------





                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

                                                        Total number of pages: 3




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 18, 1996, FOCUS Enhancements, Inc. (the "Registrant") engaged Wolf & Company, P.C. as independent accountants to audit the consolidated financial statements of the Registrant for the year ending December 31, 1996. The decision to engage Wolf & Company, P.C. was approved by the Audit Committee of the Registrant's Board of Directors. During the fiscal years ended December 31, 1994 and 1995, and the subsequent interim period prior to the engagement of Wolf & Company, P.C., neither the Registrant nor any person on the Registrant's behalf consulted Wolf & Company, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any matter that was the subject of a disagreement with the previous independent accountants (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K), and no written or oral advice concerning same was provided to the Registrant that was an important factor considered by the Registrant in making a decision as to any accounting, auditing or financial reporting issue.

ITEM 5.  OTHER EVENTS

         Not Applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of business acquired -- none.

         (b)      Pro forma financial information -- none.

         (c)      Exhibits -- none.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        FOCUS ENHANCEMENTS, INC.


                                                   By: /s/ Jeremiah J. Cole, Jr.
                                                   -----------------------------
                                                       Jeremiah J. Cole, Jr.
                                                       Vice President of Finance

Date:  June 24, 1996



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